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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (File Nos. 333-91141, 333-54118, 333-74920) and Form S-3
(File Nos. 333-59224, 333-68446) of Plains All American Pipeline, L.P. of our reports dated March __, 2002, relating to the consolidated financial statements, which appear in this Form 10-K.



Houston, Texas
March __, 2002